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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 14, 2000

                       Terra Nova (Bermuda) Holdings, Ltd
             (Exact name of registrant as specified in its charter)

                                    Bermuda
         (State or other jurisdiction of incorporation or organization)

                   1-13832                      Not Applicable
                (Commission                   (I.R.S. employer
                file number)               identification number)

          Richmond House, 12 Par-la-Ville Road, Hamilton HM08, Bermuda
                    (Address of principal executive offices)
                                   (Zip code)

                                 (441) 292-7731
              (Registrant's telephone number, including area code)

                                      None
              (Former name, former address and former fiscal year,
                         if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountant

On March 24, 2000, the transactions contemplated by the Agreement and Plan of Merger and Scheme of Arrangement dated as of August 15, 1999, between Markel Corporation (now Markel North America Inc.) and Terra Nova (Bermuda) Holdings Ltd. (the Registrant) were completed. As a result of the transactions, the Registrant and Markel North America Inc. became wholly owned subsidiaries of Markel Corporation.

In early March 2000, the Audit Committee of Markel Corporation (now Markel North America Inc.) voted to retain KPMG LLP to serve as the independent accountant for all subsidiaries for the fiscal year ended December 31, 2000.
Implementation of this decision for Markel Corporation (after the acquisition of the Registrant) required termination of the client-auditor relationship between the Registrant and their independent accountants, PricewaterhouseCoopers. Accordingly, on April 14, 2000, PricewaterhouseCoopers informed the Registrant that they resigned effective as of that date. Markel Corporation intends to retain KPMG LLP as the independent accountant for the Registrant so that KPMG LLP will serve as the independent accountant for Markel Corporation and all subsidiaries.

The reports of PricewaterhouseCoopers on the financial statements of the Registrant for each of the two most recent fiscal years in the period ended December 31,1999 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and interim period through April 14, 2000, there have been no (i) disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers would have caused them to make reference thereto in their report on the financial statements for such years; or (ii) reportable events, as defined in Regulation S-K Item 304(a)(1)(v).

The Registrant has requested that PricewaterhouseCoopers furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements. A copy of such letter to the SEC, dated April 20, 2000, is filed as Exhibit 16.1 to the Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits

         The Exhibits listed on the Exhibit Index are filed as part of this report.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TERRA NOVA (BERMUDA) HOLDINGS LTD.

Date: April 21, 2000                By: /s/Darrell D. Martin
                                    ------------------------
                                    Director



                                 EXHIBIT INDEX

16.1 Letter from PricewaterhouseCoopers to the Securities and Exchange Commission dated April 20, 2000*

     * Included herein